  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________
SCHEDULE 14A
(RULE 14A – 101)
INFORMATION REQUIRED IN PROXY STATEMENT

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant [x]
Filed by a party other than the Registrant [  ]

Check the appropriate box:
[ ]	Preliminary proxy statement.
[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
[X]	Definitive proxy statement.
[ ]	Definitive additional materials.
[ ]	Soliciting material pursuant to §240.14a-12.

CAPSTONE THERAPEUTICS CORP.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ____________________________________________________

4)	Proposed maximum aggregate value of transaction: _______________________

5)	Total fee paid: ___________________________________________________

[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid: ___________________________________________

2)	Form, Schedule or Registration Statement No.: ___________________________

3)	Filing Party: _____________________________________________________

4)	Date Filed: ______________________________________________________

Capstone Therapeutics Corp.
(formerly OrthoLogic Corp.)

1275 West Washington Street, Suite 101
Tempe, Arizona 85281

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held Friday, June 14, 2013

TO THE STOCKHOLDERS:

The Annual Meeting of Stockholders of Capstone Therapeutics Corp., a Delaware corporation, formerly OrthoLogic Corp., (the “Company”), will be held on Friday, June 14, 2013 at 1:00 p.m. (local time) at the offices of the Company, 1275 West Washington Street, Suite 101, Tempe, AZ 85281, for the following purposes:

(1)           To elect one director as a Class I director to serve until the Annual Meeting of Stockholders to be held in the year 2016 or until a successor is elected;

(2)           To ratify the appointment of Moss Adams LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

(3)           Advisory Vote on Executive Compensation;

(4)           Advisory Vote on Frequency of Holding Future Advisory Votes on Executive Compensation; and

(5)           To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Stockholders of record at the close of business on April 26, 2013 are entitled to vote at the meeting and at any adjournment or postponement thereof.  Shares can be voted at the meeting only if the holder is present or represented by proxy.  A list of stockholders entitled to vote at the meeting will be open for inspection at the Company’s corporate headquarters for any purpose germane to the meeting during ordinary business hours for 10 days prior to the meeting.

A copy of the Company’s 2012 Annual Report to Stockholders, which includes certified financial statements, is enclosed.  All stockholders are cordially invited to attend the Annual Meeting in person.

By order of the Board of Directors,
John M. Holliman, III
Executive Chairman
Tempe, Arizona
May 3, 2013

IMPORTANT:  It is important that your stockholdings be represented at this meeting.  Whether or not you expect to attend the meeting, please complete, date and sign the enclosed Proxy and mail it promptly in the enclosed envelope to assure representation of your shares.  No postage need be affixed if mailed in the United States.

Capstone Therapeutics Corp.

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held Friday, June 14, 2013

TABLE OF CONTENTS

SOLICITATION, EXECUTION AND REVOCATION OF PROXIES	3

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF	4
Security Ownership of Certain Beneficial Owners and Management	4
PROPOSAL 1: ELECTION OF DIRECTORS	5
Board Meetings and Committees	6
Compensation of Directors	9

EXECUTIVE OFFICERS	11

EXECUTIVE COMPENSATION	12
Discussion of Current Compensation of Executive Chairman, Executive Officer and Key Consultant	12
Summary Compensation Table	13
Option Grants / Stock Awards	14
Outstanding Equity Awards at Fiscal Year-End	15
Employment Contracts, Termination of Employment, and Change-in-Control Arrangements	16
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	17
CODE OF ETHICS AND CORPORATE GOVERNANCE	17
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	18
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	18
EQUITY COMPENSATION PLANS	18
PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19
PRINCIPAL ACCOUNTING FIRM FEES	19
PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION	20
PROPOSAL 4: ADVISORY VOTE ON FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION	20
OTHER MATTERS	20
STOCKHOLDER PROPOSALS	21
ANNUAL REPORT	21
HOUSEHOLDING	21

(formerly OrthoLogic Corp.)
1275 West Washington Street, Suite 101
Tempe, Arizona 85281

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held Friday, June 14, 2013

SOLICITATION, EXECUTION AND REVOCATION OF PROXIES

Proxies in the accompanying form are solicited on behalf, and at the direction, of the Board of Directors of Capstone Therapeutics Corp., formerly OrthoLogic Corp. (the “Company”) for use at the Annual Meeting of Stockholders to be held on Friday, June 14, 2013, at 1:00 p.m., local time, or any adjournment thereof (the “Annual Meeting”) at the offices of the Company, 1275 West Washington Street, Suite 101, Tempe, AZ 85281.  All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the direction on the proxies.  If no direction is indicated, the shares will be voted in favor of the proposal to be acted upon at the Annual Meeting described in this Proxy Statement.  The Board of Directors of the Company (the “Board”) is not aware of any other matter which may come before the meeting.  If any other matters are properly presented at the meeting for action, including a question of adjourning the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

When stock is in the name of more than one person, the proxy is valid if signed by any of such persons unless the Company receives written notice to the contrary.  If the stockholder is a corporation, the proxy should be signed in the name of such corporation by an executive or other authorized officer.  If signed as attorney, executor, administrator, trustee, guardian or in any other representative capacity, the signer’s full title should be given and, if not previously furnished, a certificate or other evidence of appointment should be furnished.

This Proxy Statement and the Form of Proxy which is enclosed are being mailed to the Company’s stockholders commencing on or about May 3, 2013.  The Proxy Statement and Form of Proxy, as well as the Company’s Annual Report on Form 10-K are available on the Company’s website, www.capstonethx.com.

A stockholder executing and returning a proxy has the power to revoke it at any time before it is voted.  A stockholder who wishes to revoke a proxy can do so by executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company prior to the vote at the Annual Meeting, by written notice of revocation received by the Secretary prior to the vote at the Annual Meeting or by appearing in person at the Annual Meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates.

In addition to the use of the mails, proxies may be solicited by personal conversations or by telephone, telex, facsimile or telegram by the directors, officers and regular employees of the Company.  Such persons will receive no additional compensation for such services.  Arrangements will also be made with certain brokerage firms and certain other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and such brokers, custodians, nominees and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses incurred in connection therewith.  The mailing address of the principal executive offices of the Company is 1275 West Washington Street, Suite 101, Tempe, Arizona 85281.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Only stockholders of record at the close of business on April 26, 2013 (the “Record Date”) will be entitled to vote at the Annual Meeting.  On the Record Date, there were issued and outstanding 40,885,411 shares of the Company’s Common Stock.  Each holder of Common Stock is entitled to one vote, exercisable in person or by proxy, for each share of the Company’s Common Stock held of record on the Record Date.

VOTING PROCEDURES

The presence of a majority of the shares of Common Stock entitled to vote, in person or by proxy, is required to constitute a quorum for the conduct of business at the Annual Meeting.  Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes.  The Inspector of Election appointed by the Chairman of the Board of Directors shall determine the shares represented at the meeting and the validity of proxies and ballots and shall count all proxies and ballots.  The one nominee for director receiving the highest number of affirmative votes (whether or not a majority) cast by the shares represented at the Annual Meeting and entitled to vote thereon, a quorum being present, shall be elected as a director.  Abstentions and broker non-votes will not be taken into account in determining the outcome of the election.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock at April 26, 2013 with respect to (i) each person known to the Company to own beneficially more than five percent of the outstanding shares of the Company’s Common Stock, (ii) each director of the Company, (iii) each of the named executive officers and (iv) all directors and executive officers of the Company as a group.  At April 26, 2013, there were 40,885,411 shares of the Company’s Common Stock outstanding.

	Common Stock
	Beneficially Owned (1)
Beneficial Owner	Number	Percent of Class
Fredric J. Feldman (2)	510,064	1.2
John M. Holliman, III (3)	1,323,272	3.2
Elwood D. Howse, Jr. (4)	507,203	1.2
Randolph C. Steer (5)	701,298	1.7
Les M. Taeger (6)	588,280	1.4
BVF Group (7)	7,755,688	19.0
Lloyd Miller, III (8)	6,399,889	15.7
All directors and executive officers as a group (9)	3,630,117	8.3

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities.  In accordance with SEC rules, shares, which may be acquired upon exercise of stock options which are currently exercisable or which become exercisable within 60 days of the date of the table, are deemed beneficially owned by the optionee.  Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	Includes 284,500 shares Dr. Feldman has a right to acquire upon exercise of stock options. Voting and investment power shared with spouse.
(3)
Includes 836,000 shares Mr. Holliman has a right to acquire upon exercise of stock options, 3,000 shares indirectly owned as trustee and 1,658 shares indirectly owned as trustee of Valley Ventures III, LP.

(4)	Includes 284,500 shares Mr. Howse has a right to acquire upon exercise of stock options.
(5)	Includes 656,000 shares Dr. Steer has a right to acquire upon exercise of stock options.
(6)	Includes 543,706 shares Mr. Taeger has a right to acquire upon exercise of stock options.
(7)
BVF Group (Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P. BVF Investments, L.L.C., Investment 10, L.L.C., BVF Partners, L.P., BVF Inc.) is not a related party or otherwise affiliated with the Company, its directors or officers, and the principal business office of the reporting persons comprising the Group is located at 900 North Michigan Avenue, Suite 1100, Chicago, IL 60611.

(8)
Lloyd Miller, III, is not a related party or otherwise affiliated with the Company, its directors or officers, and the principal business office of Mr. Miller is located at 222 Lakeview Avenue, Suite 160-365, West Palm Beach, Florida 33401.

(9)	Includes 2,604,706 shares directors and executive officers have a right to acquire upon exercise of stock options.

The address of each of the listed stockholders, unless noted otherwise, is in care of Capstone Therapeutics Corp., 1275 West Washington Street, Suite 101, Tempe, AZ 85281.

PROPOSAL 1:  ELECTION OF DIRECTOR

One director is to be elected at the Annual Meeting to serve as a Class I director until the Annual Meeting of Stockholders to be held in the year 2016 or until a successor is elected and qualified.  Unless otherwise instructed, the proxy holders will vote the Proxies received by them FOR the Company’s nominee, Fredric J. Feldman, Ph.D. who is currently a director of the Company.  The nominee for director receiving the highest number of affirmative votes (whether or not a majority) cast by the shares represented at the Annual Meeting and entitled to vote thereon, a quorum being present, shall be elected as a director.  Only affirmative votes are relevant in the election of directors.

Pursuant to the Company’s Certificate of Incorporation, the Board of Directors is classified into three classes, with each class holding office for a three-year period.  The Certificate of Incorporation restricts the removal of directors under certain circumstances.  The number of directors may be increased to a maximum of nine.  Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting.  Stockholders do not have the right to cumulate their votes in the election of directors.  If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy.  It is not expected that any nominee will be unable or will decline to serve as a director.

The name of the nominee for director and of the directors, whose terms continue beyond the Annual Meeting, and certain information about them, are set forth below.

INFORMATION CONCERNING DIRECTORS

Nominee for Class I Director Whose Term Will Expire at the 2016 Annual Meeting

Fredric J. Feldman, Ph.D. (1) (2) (3)	Director since 1991

Fredric J. Feldman, Ph.D., 72, has been the President of FJF Associates, a consultant to health care venture capital and emerging companies, since February 1992 and has served as a director of the Company since 1991.  From September 1995 to June 1996, he was the Chief Executive Officer of Biex, Inc., a women’s healthcare company.  He served as Chief Executive Officer of Oncogenetics, Inc., a cancer genetics reference laboratory, from 1992 to 1995.  Between 1988 and 1992, Dr. Feldman was the President and Chief Executive Officer of Microgenics Corporation, a medical diagnostics company.

Dr. Feldman received his Ph.D. in analytical chemistry from the University of Maryland.  He has been a director of a number of public and private companies involved in the healthcare industry.  The Board believes that Dr. Feldman’s over forty years of operating, scientific and business experience in the medical/biotech industry qualifies him for service on our board.

Class III Director Whose Term Will Expire at the 2015 Annual Meeting

Elwood D. Howse (1) (2) (3)	Director since 1987

Elwood D. Howse, Jr., 73, has served as a director of the Company since September 1987.  In 1982, Mr. Howse founded Cable, Howse and Ragen, investment banking and stock brokerage firm, subsequently known as Ragen MacKenzie.  In 1977, Mr. Howse co-founded Cable & Howse Ventures, an early stage venture capital firm focused on technology.  In 1976, he served as Vice President, Corporate Finance, for Foster & Marshall, a northwest stock brokerage firm.  In 1974 he was the Chief Financial Officer of Seattle Stevedore Company and the Miller Produce Company.  Mr. Howse has served as a corporate director and advisor to various public, private and non-profit enterprises.  He served on the board of the National Venture Capital Association and is past President of the Stanford Business School Alumni Association.  He currently serves on the boards of directors of BSQUARE Corporation (BSQR), Formotus, Inc., BeneSol Corporation, Stella Therapeutics, Inc. and not-for-profits, Junior Achievement Worldwide and Junior Achievement of Washington.  Mr. Howse holds a BS in Engineering from Stanford University and an MBA from Stanford Graduate School of Business.

 The Board believes Mr. Howse’s education and experience, particularly Mr. Howse’s financial experience, which qualifies him to be designated as our financial expert on our Audit Committee, brings important financial and business experience to the board and qualifies him to serve on our board.

Class II Director Whose Term Will Expire at the 2014 Annual Meeting

John M. Holliman, III	Director since 1987

John M. Holliman III, 59, has served as Executive Chairman and Principal Executive Officer of the Company since April 2006 and has served as a director of the Company since September 1987 and as Chairman of the Board of Directors since August 1997.  Since February 1993 he has been a general partner of entities which are the general partners of Valley Ventures, LP (formerly known as Arizona Growth Partners, LP), Valley Ventures II, LP, Valley Ventures III, LP, Valley Ventures III Annex, LP,  all of which are venture capital funds that invest principally in life science companies.

John M. Holliman, III has over thirty years of business experience, including service on the boards of over forty companies, commercial lending experience with a major financial institution, and has been active in venture capital financing for over twenty years, concentrating in the medical/biotech industries.  Mr. Holliman earned a BBA in Finance and a MBA from Southern Methodist University and a Master of International Management from the Thunderbird School of Global Management.  During his career Mr. Holliman has gained substantial executive and board level experience in business, finance and operations.  The Board believes the experience and knowledge of Mr. Holliman qualifies him to serve on our board.

******
(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Corporate Governance/Nominating Committee

Board Meetings and Committees

On January 17, 2012, our Board of Directors (the “Board”) voted to reduce the size of our Board from six members to three members.  Concurrent with this action, Robert J. Spiegel, MD, William M. Wardell, MD, Ph.D. and Augustus A. White III, MD, Ph.D. resigned from the Board.

The Board of Directors is composed of three directors, including two outside directors.  The Board has determined that each director other than Mr. Holliman is independent under the standards of Nasdaq Listing Rule 5605(a)(2).  The Board of Directors held a total of nine meetings during the fiscal year ended December 31, 2012.  No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and any committee on which such director served during the period of such service.  Currently, the Board of Directors does not have a policy regarding director attendance at the Company’s annual meeting of stockholders.  All of the directors attended last year’s annual meeting of stockholders in person.

Independent directors regularly meet in executive sessions without the Executive Chairman or other members of management, to review the criteria upon which the performance of the Executive Chairman is based, the performance of the Executive Chairman against those criteria, to ratify the compensation of the Executive Chairman as approved by the Compensation Committee, and to discuss other relevant matters.

The Board presently has an Audit Committee, a Compensation Committee and a Corporate Governance/Nominating Committee.

Audit Committee

The Audit Committee, which is a separately-designated standing committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), met four times in 2012 and consists of Mr. Howse (Chairman) and Dr. Feldman.  The Audit Committee assists the Board of Directors in its oversight of financial reporting practices, including the independent auditor’s qualifications and independence, and the performance of the Company’s internal audit function.  The Audit Committee appoints the Company’s independent auditor.  The Audit Committee meets independently with representatives of the Company’s independent auditor and with representatives of senior management.  The Committee reviews the general scope of the Company’s annual audit, the fee charged by the independent auditor and other matters relating to internal control systems.  In addition, the Audit Committee is responsible for approving, reviewing and monitoring the performance of non-audit services by the Company’s auditor.  The Audit Committee operates under a written charter that has been adopted by the Board of Directors, a copy of which is available on the Company’s website at www.capstonethx.com.

The Board of Directors has determined that the composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are in accordance with Nasdaq Marketplace Rules for audit committees.  In particular, all Audit Committee members possess the required level of financial literacy, at least one member of the Audit Committee meets the current standard of requisite financial management expertise and the Board of Directors has determined that Elwood D. Howse, Jr., the Chairman of the Audit Committee, is an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K of the Securities and Exchange Commission (the “SEC”).  Additionally, all members of the Audit Committee are “independent directors” as defined in Nasdaq Listing Rule 5605(a)(2).

Compensation Committee

The Compensation Committee consists of Dr. Feldman (Chairman) and Mr. Howse. The Committee met one time during 2012.  Each member of the Compensation Committee is an “independent director” as defined in Nasdaq Listing Rule 5605(a)(2) and is an “outside director” as defined in Section 162(m) of the Internal Revenue Code.  The Compensation Committee reviews salaries and benefit programs designed for senior management, officers and directors and administers certain grants under the Company’s stock option plans with a view to ensure that the Company is attracting and retaining highly qualified managers through competitive salary and benefit programs and encouraging extraordinary effort through incentive rewards.  The Compensation Committee does not have a written charter.

Corporate Governance/Nominating Committee

The Corporate Governance/Nominating Committee examines and recommends nominations for the Board of Directors and officers of the Company.  The Corporate Governance/Nominating Committee operates under a written charter, a copy of which is posted on our website at www.capstonethx.com.  The Corporate Governance/Nominating Committee has not established a formal policy on Board diversity (differences of viewpoint, professional experience, education, skills, race, gender, national origin, and other qualities and attributes that contribute to board heterogeneity), or minimum standards for Board nominees.  However, the Corporate Governance/Nominating Committee has developed the following outline of core Board skills as a framework for the nominee evaluation process and considers diversity to strengthen the Board where overlapping skills are present.

▪	Operations Experience / Knowledge
o	Pharmaceutical Development
- Basic Research
- IND Process
- Clinical Trial Process
- NDA Process
▪	Scientific Experience / Knowledge
o	Understanding of basic scientific principles in indications under development by the Company
▪	Financial Experience / Knowledge
o	GAAP / Disclosure Controls / SEC Reporting
o	Business Transactions and Strategies
o	Risk Management
▪	Business Experience / Knowledge

o	Organization Management / Corporate Governance
o	Product Market Analysis / Strategy
o	Investor Relations

Accordingly, the Corporate Governance/Nominating Committee generally seeks candidates with chief operating, executive or financial officer experience in complex Biotech/Pharmaceutical organizations; a commitment to give the time and attention to the duties required of them; and evidence of an independent and inquiring mind willing to question management’s assumptions.  When a new director is needed, the Committee seeks recommendations from current directors, officers and business associates.

The Corporate Governance/Nominating Committee consists of Dr. Feldman (Chairman) and Mr. Howse. Each member of the Committee is an “independent director” as defined in Nasdaq Listing Rule 5605 (a)(2).  The Corporate Governance/Nominating Committee met one time during 2012.

Stockholder Nomination of Director Candidates

The Corporate Governance/Nominating Committee will consider for nomination as a director of the Company any director candidate recommended or nominated by stockholders in accordance with the process outlined below.  Director candidates recommended or nominated by stockholders are not evaluated differently from recommendations or nominations from other sources.

Stockholders wishing to recommend candidates for consideration by the Corporate Governance/ Nominating Committee may do so by providing the candidate’s name, contact details, biographical data, and qualifications in writing to the Corporate Governance/Nominating Committee, c/o Secretary, Capstone Therapeutics Corp., 1275 West Washington Street, Suite 101, Tempe, Arizona 85281.  The Board may change the process for the means by which stockholders may recommend director candidates to the Corporate Governance/Nominating Committee.  Please refer to the Company’s website at www.capstonethx.com and the Company’s SEC filings for any changes to this process.

Any stockholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of such stockholder’s intent to make such nomination is given, either by personal delivery at 1275 West Washington Street, Suite 101, Tempe, Arizona or by United States mail, postage prepaid to Secretary, Capstone Therapeutics Corp., 1275 West Washington Street, Suite 101, Tempe, Arizona 85281, not later than: (i) with respect to the election to be held at an annual meeting of stockholders, 20 days in advance of such meeting; and (ii) with respect to any election to be held at a special meeting of stockholders for the election of directors, the close of business on the fifteenth (15th) day following the date on which notice of such meeting is first given to stockholders.  Each such notice must set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that such stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC if such nominee had been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company if elected.  The chairman of the stockholders’ meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

Board Leadership Structure and Role in Risk Oversight

The Company believes that the value to an organization of a separation of the duties of the Chairman of the Board and Principal Executive Officer depends largely on the operating characteristics and organizational structure of the Company.

Currently, the Company’s operations are focused on pre-clinical studies and small early stage clinical trials.  We have no products close to market and, accordingly, no product marketing, sales or manufacturing activities.  We are a small organization of currently two full-time employees.

The Board believes the Company is at a stage where the Board can effectively perform its oversight responsibilities, including its responsibilities to oversee risk, without a separation of the Chairman and Principal Executive Officer position and that its leadership structure is currently the most efficient way to conduct its business.  The Board administers these oversight responsibilities through review and approval of short and long term strategic plans, annual budgets, annual Company goals and objectives, executive management’s compensation structure, and all transactions, contracts or agreements that could have, in the Board’s opinion, a material effect on the Company.  Additionally, the Board’s Audit Committee assists the Board in its oversight of the Company’s financial reporting process as outlined in this Proxy Statement and the Audit Committee’s Charter.

The Company has a lead independent director (Elwood D. Howse, Jr.), who sets the agenda and leads the periodic meetings of non-executive independent directors.  Under leadership of the lead independent director, the non-executive independent directors privately review and approve the Executive Chairman’s annual goals and objectives and related compensation structure, as well as address any other business matters on which a director believes private discussion is required.

Stockholder Communications with Board

Stockholders wishing to communicate with the Board of Directors or with a Board member should address communications to the Board or to the particular Board member, c/o Secretary, Capstone Therapeutics Corp., 1275 West Washington Street, Suite 101, Tempe, Arizona 85281.  All communications sent in this manner to the Board members will be forwarded directly to the Board.  From time to time, the Board may change the process for the means by which stockholders may communicate with the Board or its members.  Please refer to the Company’s website at www.capstonethx.com for any changes to this process.

COMPENSATION OF DIRECTORS

The following table sets forth compensation awarded to, earned by or paid to the Company’s directors during the last fiscal year.  Mr. John Holliman, III is not included in this table and his compensation as a director is included in the Summary Compensation Table in the Executive Compensation section in this proxy statement.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (1) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Fredric J. Feldman, Ph.D.	22,000	3,000	9,000	-	-	-	34,000
Elwood D. Howse, Jr.	22,000	3,000	9,000	-	-	-	34,000
Robert J. Spiegel, MD (2)	4,000	3,000	1,000	-	-	-	8,000
William M. Wardell, MD, Ph.D. (2)	4,000	3,000	1,000	-	-	-	8,000
Augustus A. White, III, MD, Ph.D. (2)	4,000	3,000	1,000	-	-	-	8,000
(1)	Fair value of the grants at the date of the grants was determined using the Black-Scholes model as described in Note 5 to the Financial Statements included in our 2012 Annual Report on Form 10-K.
(2)	Drs. Spiegel, Wardell and White resigned from the Board on January 17, 2012.

During the year ended December 31, 2012, the Company paid directors Board fees of $4,000 for the first quarter and $6,000 per quarter thereafter.  All directors are eligible for a grant of nonqualified stock options pursuant to the Company’s 2005 Equity Incentive Plan.  On June 10, 2005, the Board of Directors approved an annual award to each director of a non-qualified stock option to purchase 10,000 shares of the Company’s Common Stock.  The Company granted to each director non-qualified options to acquire 10,000 shares at a price of $0.26 per share on January 1, 2012 (fair value of $1,000).  These options vested immediately and were granted at the closing market price on the date of grant.  All options have been granted with ten-year terms.

The Board of Directors also approved an award on January 1, 2012, to each director of 10,000 shares of the Company’s common stock (fair value of $3,000 on the date of grant).

Director Outstanding Equity Awards at Fiscal Year-End

Name	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Options Exercise Price ($)	Option Expiration Date
(a)	(b)	(c)	(d)	(e)	(f)
John M. Holliman, III
	200,000			1.75	5/12/2016
	50,000			1.02	2/21/2018
	125,000			0.45	2/3/2019
	100,000			0.82	2/4/2020
	25,000			0.70	10/30/2018
*	32,500	32,500		0.17	5/18/2022
	65,000			0.16	8/9/2022

Various directors:

(1) (2) (3)	10,000			6.13	12/31/2013
(1) (2) (3)	30,000			7.40	1/23/2014
(1) (2) (3)	10,000			6.25	12/31/2014
(1) (2) (3)	10,000			4.90	1/2/2016
(1) (2) (3)	25,000			1.75	5/12/2016
(1) (2) (3)	10,000			1.43	1/1/2017
(1) (2) (3)	10,000			1.35	1/1/2018
(1) (3)	25,000			0.70	10/30/2018
(1) (2) (3)	10,000			0.42	1/1/2019
(1) (2) (3)	10,000			0.72	1/1/2020
(1)(2)(3)	10,000			0.58	1/1/2021
(1) (2) (3)	10,000			0.26	1/1/2022
(1) (3) *	17,500	17,500		0.17	5/18/2022
(1) (3)	42,500			0.16	8/9/2022

Feldman, Fred (1)
Holliman, John (2)	* Vest on 5/18/2013
Howse, Elwood (3)	All other directors options were fully vested on 12/31/2012

EXECUTIVE OFFICERS

The employment of Mr. Holliman and Dr. Steer was terminated effective October 31, 2011.  They continue to perform many of their previous duties and responsibilities under consulting agreements.

The following table sets forth information regarding our executive officers and key consultant:

Name	Age	Title

John M. Holliman, III	59	Executive Chairman and Principal Executive Officer
Randolph C. Steer, MD, Ph.D.	63	Consultant
Les M. Taeger	62	Senior Vice President, Chief Financial Officer and Principal Financial and Accounting Officer

John M. Holliman, III, became Executive Chairman and Principal Executive Officer of the Company on April 5, 2006 and has served as a director of the Company since September 1987 and as Chairman of the Board of Directors since August 1997.  Since February 1993 he has been a general partner of entities, which are the general partners of Valley Ventures, LP (formerly known as Arizona Growth Partners, LP), Valley Ventures II, LP, Valley Ventures III Annex, LP, all of which are venture capital funds that invest principally in life science companies.

Randolph C. Steer, MD, Ph.D. became President of the Company on April 5, 2006.  Subsequent to October 31, 2011, Dr. Steer has provided scientific, regulatory and clinical consulting services to the Company.  Dr. Steer has been an independent pharmaceutical, biotechnology and medical devices consultant since 1989, and has provided services to the Company since 2002.  He has a broad scientific, medical and business background, including extensive experience in pre-clinical, clinical and regulatory affairs, having held key management positions in leading corporations and having served as an advisor to many companies in the United States and abroad.  Dr. Steer has also advised numerous venture capital firms, investment banks and independent investors on the commercial development of drugs, biologics, diagnostics and medical devices.  He has served as Associate Director of Medical Affairs at Marion Laboratories; Medical Director at Ciba Consumer Pharmaceuticals (Ciba-Geigy Corporation); Vice President, Senior Vice President and Member of the Executive Committee at Physicians World Communications Group; Chairman, President and Chief Executive Officer of Advanced Therapeutics Communications International, a global drug regulatory group, and Chairman and Chief Executive Officer of Vicus.com, Inc.  He is a member of the Board of Directors of Techne Corporation, and was a member of the Board of Directors of BioCryst Pharmaceuticals from 1994 to 2009.  Dr. Steer received his MD degree from the Mayo Medical School and his Ph.D. from the University of Minnesota, where he also completed a residency and subspecialty fellowship in clinical and chemical pathology.  He is a Fellow of the American College of Clinical Pharmacology.

Les M. Taeger joined the Company as Senior Vice President and Chief Financial Officer on January 16, 2006.  Mr. Taeger most recently served as Chief Financial Officer of CardioTech International, Inc. (“CardioTech”).  CardioTech is a publicly-traded, medical device company that developed, manufactured and sold advanced products for the treatment of cardiovascular disease.  From September 2000 to February 2004, when Mr. Taeger became Chief Financial Officer of CardioTech, Mr. Taeger served as Chief Financial Officer of Gish Biomedical, Inc. (“Gish”).  Gish, which became a subsidiary of CardioTech pursuant to a merger transaction involving the companies in April 2003, specializes in the manufacture and sale of products used in open-heart surgery, vascular access and orthopedic surgery.  Prior to his employment with CardioTech and Gish, Mr. Taeger was employed for over five years as Chief Financial Officer of Cartwright Electronics, Inc., a division of Meggitt, PLC.  Mr. Taeger is a Certified Public Accountant, with a Bachelor’s degree in accounting.

EXECUTIVE COMPENSATION

The Compensation Committee’s Conclusion

The Compensation Committee, at its meeting held at the beginning of the fiscal year, formulates its recommendations regarding what areas of the compensation components will be adjusted for the upcoming year and what the performance bonus for the prior year will be.

Board Approval

At the first Compensation Committee meeting of the year, the Compensation Committee reviews the Executive Chairman and other executive officers’ compensation and bonuses and presents its recommendations to the Board of Directors.  The final total compensation package decision regarding the Executive Chairman is made by the Independent Directors in an Executive Session without the Executive Chairman or other members of management present, and the final decisions on other executives’ total compensation packages are made by the full Board of Directors.

The following discussion is provided to facilitate stockholder understanding of the named executive officer compensation information included in this proxy statement.

Discussion of Current Compensation of Executive Chairman, other Executive Officer and Key Consultant

On October 13, 2011, the Company’s Board of Directors (the “Board”) adopted a plan to preserve cash during ongoing partnering efforts.  Included in the actions taken was the termination of the employment of John M. Holliman, III, Executive Chairman and Randolph C. Steer, MD, Ph.D., President.  These individuals have continued as consultants, rather than as employees, at consulting rates which would equate to approximately $100,000 per year for Mr. Holliman and $120,000 per year for Dr. Steer.  As employees, their base compensation had been $200,000 for Mr. Holliman and $325,000 for Dr. Steer.  Les M. Taeger, Chief Financial Officer and Senior Vice President has continued as an employee, but his base compensation was reduced from $242,000 per year to $120,000 per year.  All of these officers had also been eligible for an annual bonus based on individual and Company performance goals of up to 40% of their base compensation.  The Board’s actions included cancellation of the Company’s bonus plan.  The vested outstanding stock options held by each executive will continue to be exercisable while such executive is serving as a consultant to the Company.

Equity Based Compensation

We provide a certain level of cash compensation to each executive as both a short-term reward and to focus executive performance on short-term goals that are part of our long-term strategies.  Additionally, we use a combination of stock option grants and common stock awards to generate a commitment to and a long-term investment in our Company.  Grants and awards were determined based on the position and competitive factors, as well as substantial compensation reductions effective October 31, 2011.

Stock Option Grants

In 2012, the Company granted options to employees to purchase 595,000 shares of the Company’s Common Stock with the exercise price determined by the closing market price on the date of grant ($0.16 to $0.26) and an aggregate grant date fair value of $59,000.  This grant included grants to the named executives (Holliman 130,000 shares, Steer 130,000 shares and Taeger 90,000 shares).

Common Stock Awards

On January 1, 2012, Mr. Holliman and each member of the Board of Directors, was awarded 10,000 shares of restricted stock with a fair value of $3,000 on the date of award.

Fringe Benefits, Perquisites and Retirement Benefits.

Our executive employee participates in group health, dental, life, and disability programs and participates in our 401K plan on the same basis as other employees.  No perquisites are provided to executives that in aggregate exceed $10,000 per year.

Joint Venture Bonus Plan

On August 9, 2012, our Board approved a performance based incentive compensation  plan (the “Plan”) for our executives and consultant who were primarily responsible for identifying the investment opportunity for the development of Apo E mimetic peptide AEM-28 and analogs, a class of Cardiovascular drugs targeting indications related to lowering blood cholesterol levels, completing the formation of the joint venture LipimetiX Development LLC (JV), and who will participate in the management of JV.

The Plan provides for a bonus pool, shared 40% by Mr. Holliman, 40% by Dr. Steer and 20% by Mr. Taeger, of 2.5% of the cash or in kind distributions from JV to the Company after the Company has received return of its initial $6,000,000 investment.  The individuals’ interest in the bonus pool vested 50% upon Board approval of the Plan (August 9, 2012) and will vest 50% upon the presentation by the JV to its Members of quantitative/
qualitative safety and efficacy results from all protocol-designated endpoints of the AEM-28 Phase 1b/2a clinical trial.  There will be accelerated vesting upon the sale of the Company’s interest in JV.  To continue vesting, participants must be an employee or active consultant of the Company.

SUMMARY COMPENSATION TABLE

The following table sets forth, with respect to the years ended December 31, 2012, 2011 and 2010, compensation awarded to, earned by or paid to the Company’s principal executive officer, principal financial officer and key consultant who were serving at the end of the last completed fiscal year (the “named executive officers”).

Name (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compen-sation ($) (g)	Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)
John M. Holliman, III Executive Chairman (Principal Executive Officer)	2012 2011 2010	100,000 179,000 (1) 200,000	- - -	3,000(3) 19,000(3) -	14,000(1) 3,000 50,000(1)	- - -	- - -	16,000(1) 264,000(1)(2) 64,000(1)	133,000 465,000 314,000
Randolph C. Steer, MD, Ph.D., Consultant (former President)	2012 2011 2010	120,000 276,000 325,000	25,000 - 88,000	- - -	12,000 19,000 23,000	- - -	- - - -	- 325,000 (2) -	157,000 620,000 436,000
Les M. Taeger Chief Financial Officer (Principal Financial Officer)	2012 2011 2010	120,000 237,000 242,000	25,000 - 68,000	- - -	8,000 10,000 16,000	- - -	- - -	- 242,000 (2) -	153,000 489,000 326,000

1.
Mr. Holliman is a member of the Board of Directors and as a director, received compensation of $16,000, $64,000 and $64,000, in cash, in 2012, 2011 and 2010, respectively, and an annual grant of an option to purchase 10,000 shares of the Company’s Common Stock.   Mr. Holliman received total director’s compensation (Board fees, stock awards and option grants) of $20,000, $67,000 and $68,000 in 2012, 2011 and 2010, respectively, as more fully described in the Compensation of Directors section of this Annual Report on Form 10-K.  Fair value of the grants at the date of the grants was determined using the Black-Scholes model as described, for 2012, in Note 5 to the Financial Statements included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2013, for 2011, in Note 5 to our Annual Report on form 10-K filed with the Securities and Exchange Commission on March 21, 2012 and for 2010, in Note 5 to our Annual Report on form 10-K/A filed with the Securities and Exchange Commission on March 29, 2011.

2.
On October 31, 2011, the employment of Mr. Holliman and Dr. Steer was terminated and Mr. Taeger’s salary was reduced from $242,000 per year to $120,000.  These actions triggered severance clauses in their employment agreements requiring the payment of severance of one year’s base salary to each executive officer.  For a description of the employment agreements with our named executive offers, please see “Employment Contract, Termination of Employment, and Change-in-Control Arrangements” below.

3.
On January 17, 2011, Mr. Holliman was awarded 50,000 shares of restricted stock which vested on January 17, 2012.  On January 1, 2012, along with the other members of the Board of Directors, Mr. Holliman was awarded 10,000 shares of common stock.

OPTION GRANTS / STOCK AWARDS

The following table sets forth information about stock option grants and stock awards during the last completed fiscal year to the executive officers named in the Summary Compensation Table.

Grants of Plan-based Awards

Name (a)	Grant Date (b)	All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)	Exercise or Base Price of Option Awards ($/Share) (k)	Grant Date Fair Value of Stock and Option Awards (1) ($) (l)
John M. Holliman, III Executive Chairman	1/1/12 1/1/12 5/18/12 8/9/12	- 10,000 - -	10,000 - 65,000 65,000	0.26 - 0.17 0.16	1,000 3,000 6,000 6,000
Randolph C. Steer, MD, Ph.D., Consultant	5/18/12 8/9/12	- -	65,000 65,000	0.17 0.16	6,000 6,000
Les M. Taeger Chief Financial Officer	5/18/12 8/9/12	- -	45,000 45,000	0.17 0.16	4,000 4,000

Fair value of the grants at the date of the grants was determined using the Black-Scholes model as described in Note 5 to the Financial Statements included in our 2012 Annual Report on Form 10-K.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
(a)	(b)	(c)	(e)	(f)
John M. Holliman, III
	10,000	-	6.13	12/31/2013
	30,000	-	7.40	1/23/2014
	10,000	-	6.25	12/31/2014
	10,000	-	4.90	1/2/2016
	25,000	-	1.75	5/12/2016
	200,000	-	1.75	5/12/2016
	10,000	-	1.43	12/31/2017
	10,000	-	1.35	12/31/2018
	50,000	-	1.02	2/21/2018
	25,000	-	0.70	10/30/2018
	10,000	-	0.42	1/1/2019
	125,000	-	0.45	2/3/2019
	10,000	-	0.72	1/1/2020
	100,000		0.82	2/4/2020
	10,000	-	0.58	1/1/2021
	10,000		0.26	1/1/2022
*	32,500	32,500	0.17	5/18/2022
	65,000		0.16	8/9/2022

Randolph C. Steer, MD, Ph.D.
	200,000	-	1.75	5/12/2016
	50,000	-	1.53	5/21/2017
	50,000	-	1.02	2/21/2018
	75,000	-	0.45	2/3/2019
	50,000	-	0.82	2/4/2020
	50,000	-	0.67	1/17/2021
*	32,500	32,500	0.17	5/18/2022
	65,000		0.16	8/9/2022

Les M. Taeger
	150,000	-	5.15	1/16/2016
	150,000	-	1.70	6/2/2016
	14,706	-	1.02	2/21/2018
	50,000	-	0.45	2/3/2019
	35,000	-	0.82	2/4/2020
**	23,958	1,042	0.67	1/17/2021
*	22,500	22,500	0.17	5/18/2022
	45,000		0.16	8/9/2022

* Vest on 5/18/13
** Vesting over two years monthly

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, AND
CHANGE-IN-CONTROL ARRANGEMENTS

Effective April 5, 2006, Mr. John M. Holliman, III, became Executive Chairman and Principal Executive Officer.   On May 12, 2006, the Company entered into an agreement to compensate Mr. Holliman for his services as the Company’s Executive Chairman and principal executive officer (the “Holliman Agreement”).

Effective October 31, 2011, the employment of Mr. Holliman was terminated which resulted in the acceleration of the vesting of the options to purchase shares of the Company’s common stock held by Mr. Holliman, so that his options became exercisable, and payment of his severance benefit.  Subsequent to October 31, 2011, Mr. Holliman has continued his role as Executive Chairman under a consulting agreement, which provides for compensation at an annual rate of $100,000.  Mr. Holliman did not receive a bonus for 2012 performance as the Company’s bonus plan was terminated in October 2011.

Effective April 5, 2006, Randolph C. Steer, MD, Ph.D., became President of the Company.  Dr. Steer has performed services for the Company since 2002.  On May 12, 2006, the Company entered into an agreement with Dr. Steer to compensate him for his services as the Company’s President and Chief Operating Officer (the “Steer Agreement”).

Effective October 31, 2011, the employment of Dr. Steer was terminated which resulted in the acceleration of the vesting of the options to purchase shares of the Company’s common stock held by Dr. Steer, so that his options became exercisable, and payment of his severance benefits.  Subsequent to October 31, 2011, Dr. Steer has continued to provide services under a consulting agreement, which provides for compensation at an annual rate of $120,000.  Dr. Steer received a bonus of $25,000 in 2012 for his efforts associated with the LipimetiX Development LLC joint venture transaction.

On January 10, 2006, the Company entered into an employment agreement with Les M. Taeger, dated as of January 10, 2006, effective as of January 16, 2006 (the “Taeger Employment Agreement”), pursuant to which Mr. Taeger serves as the Company’s Senior Vice President / Chief Financial Officer.  Under the Taeger Employment Agreement, Mr. Taeger may be terminated at any time, with or without cause, at the option of either the Company or Mr. Taeger.  Mr. Taeger receives medical, dental and other fringe benefits at a level similar to the levels in effect prior to the Company’s significant staff reductions.

Effective October 31, 2011, Mr. Taeger’s annual base salary was reduced to $120,000 and the Company’s bonus plan was terminated.  Mr. Taeger received a bonus of $25,000 in 2012 for his efforts associated with the LipimetiX Development LLC joint venture transaction.

Under the Company’s stock option plans, upon the occurrence of a merger in which the Company is not the surviving entity, a sale of substantially all of the assets of the Company, an acquisition by a third party of 100% of the Company’s outstanding equity securities or a similar reorganization of the Company, 75% of all unvested options will vest, with the balance vesting equally over 12 months or according to the individual’s vesting schedule, whichever is earlier.  If the option holder loses his position with the Company as a result of the merger or sale, 100% of his options will immediately vest.  Additionally, the Company’s 1997 Stock Option Plan and 2005 Equity Incentive Plan provide that, upon a merger, consolidation or reorganization with another corporation in which the Company is not the surviving corporation, outstanding options shall be substituted on an equitable basis for options for appropriate shares of the surviving corporation, or optionees shall receive cash in exchange for cancellation of outstanding options.

At December 31, 2012, unvested options held by named executive officers had intrinsic value of $3,000 and accordingly, accelerated vesting clauses if triggered at December 31, 2012, would have provided $3,000 of additional compensation to the named executive officers.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The role of the Audit Committee (the “Audit Committee”) is to assist the Board of Directors in its oversight of the Company’s financial reporting process.  Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The Company’s independent registered public accountant is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

Among other matters, the Audit Committee monitors and oversees the activities and performance of the external independent registered public accountant, including the audit scope, external audit fees, and auditor independence matters.  The Audit Committee also is responsible for approving non-audit services proposed to be performed by the independent auditor.  The Audit Committee has responsibility to appoint and dismiss the Company’s independent auditor.  Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor.

In the performance of its oversight function, the Audit Committee reviewed and discussed the audited financial statements with management and the independent registered public accountant.  The Audit Committee has also discussed with the independent registered public accountant the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in rule 3200T.  Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accountant the independent registered public accountant’s independence.  The Audit Committee met four times in 2012, each time meeting separately with the independent registered public accountant without the presence of management.

Based upon the above review and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission.

Audit Committee:
Elwood D. Howse, Jr. (Chairman)
Fredric J. Feldman, Ph.D.

The foregoing report of the Audit Committee of the Company’s Board of Directors shall not be deemed soliciting material or otherwise deemed filed and shall not be subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, or deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any other filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended,  except to the extent that we specifically incorporate the Report by reference therein.

CODE OF ETHICS AND CORPORATE GOVERNANCE

In March 2004, the Company adopted a code of ethics that applies to all of its employees and has particular sections that apply only to its principal executive officer and senior financial officers.  The Company has posted the text of its code of ethics on its website (www.capstonethx.com), under the “Investors” section under the link “Corporate Governance” and “Code of Ethics.”  In addition, the Company will promptly disclose on its website (1) the nature of any amendment to its code of ethics that applies to its principal executive officer and senior financial officers, and (2) the nature of any waiver, including an implicit waiver, from a provision of its code of ethics that is granted to one of these specified officers, the name of such officer who is granted the waiver and the date of the waiver.

The full Board of Directors addresses all matters regarding corporate governance (that is, the relationships of the Board, the stockholders and management in determining the direction and performance of the Company) and the procedural rules regarding the operation of the Board itself.  As such, the Board reviews all proposals submitted by stockholders for action at the annual stockholders’ meeting with regards to each such proposal.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board of Directors reviews transactions with related parties, but has no formal policies in place with respect to such reviews or the approval of such transactions.  During 2012 there were no reported related party transactions with directors, executive officers or other related parties, which might have required disclosure under SEC rules or which were otherwise material to the Company.

The Company has entered into indemnity agreements with all of its directors, officers and key consultant for the indemnification of and advancing of expenses to such persons to the fullest extent permitted by law.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, its executive officers and any persons holding more than 10% of the Company’s Common Stock are required to report their initial ownership of the Company’s Common Stock and any subsequent changes in that ownership to the SEC.  Specific due dates for these reports have been established, and the Company is required to disclose any failure to file by these dates.  The company believes that all of these filing requirements were timely satisfied during the year ended December 31, 2012, except for a Form 13G, Form 3 and Form 4, filed with the SEC on November 29, 2012 by Lloyd I. Miller, III, reflecting approximately 60 transactions that required reporting prior to November 29, 2012.

In making these disclosures, the Company has relied solely on written representations of those persons it knows to be subject to the reporting requirements and copies of the reports that they have filed with the SEC.

A list of directors, executive officers and persons holding more than 10% of the Company’s Common Stock is included in the section “Voting Securities and Principal Holders Thereof” under the caption “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement.

EQUITY COMPENSATION PLANS

The following provides tabular disclosure of the number of securities to be issued upon the exercise of outstanding options, the weighted average exercise price of outstanding options, and the number of securities remaining available for future issuance under equity compensation plans as of December 31, 2012, aggregated into two categories - plans that have been approved by stockholders and plans that have not.  See Note 5 to the financial statements included in our Annual Report on Form 10-K for additional information on our equity compensation plans.

	Number of securities to	Weighted average	Number of securities remaining
	be issued upon exercise	exercise price of	available for future issuance
	of outstanding options,	outstanding options,	under equity compensation plans
	warrants and rights	warrants and rights	(excluding securities reflected in
column (a)
Plan Category:	(c)	(b)	(c)
Equity Compensation Plans
approved by Security Holders	3,218,264	$1.71	131,061
Equity Compensation Plans
not approved by Security Holders	N/A	N/A	N/A
Total	3,218,264	$2.08	131,061

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM – MOSS ADAMS LLP

The Board of Directors is submitting the selection of the independent registered public accounting firm for the year ending December 31, 2013, for stockholder ratification at the 2013 Annual Meeting and recommends that stockholders vote FOR ratification of such appointment.

In the event the stockholders fail to ratify the appointment, the Audit Committee will consider it a direction to consider other accounting firms for the subsequent year.  Moss Adams LLP representatives are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2013 FISCAL YEAR.

PRINCIPAL ACCOUNTING FIRM FEES

The following table sets forth the aggregate fees billed to the Company for the years ended December 31, 2012 and December 31, 2011 by our principal accounting firm, Moss Adams LLP.

Type of Fee	Amount
	2012	2011
Audit Fees (1)	$132,000	$59,000
Audit-Related Fees (2)	7,000	-
Total Audit and Audit-Related Fees	139,000	59,000
Tax Fees (3)	-	-
All Other Fees (4)	-	-
Total Fees	$139,000	$59,000

(1)
Audit fees include fees for services rendered in connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2012 and 2011 and reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q during the applicable fiscal year.

(2)
Audit-related fees would include fees for services rendered for matters such as a business combination, sales of shares of the Company’s common stock, and responses to accounting and reporting-related matters.

(3)	Tax fees would include fees for services rendered for tax compliance, preparation of original and amended tax returns, claims for refunds and other tax services.
(4)
Our principal accounting firms did not perform nor bill the Company for any other services during the fiscal years ended December 31, 2012 and 2011 that are appropriately classified as “All Other Fees.”

The Audit Committee has concluded that the services provided by the principal accounting firms that were not related to the audit of the Company’s financial statements were at all times compatible with maintaining that firm’s independence.

Consistent with the rules of the Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation for, and overseeing the work of, the independent auditor.  In recognition of this responsibility, the Audit Committee has included in its charter the responsibility to pre-approve “all auditing services and permitted non-auditing services proposed to be performed by the independent auditor, subject to the de minimis exceptions for non-audit services that were not recognized as non-audit services at the time of engagement and which are subsequently approved by the committee prior to completion of the audit.”  No fees were paid to the independent auditor pursuant to the “de minimis” exception to the foregoing pre-approval policy in 2012.

PROPOSAL 3:  ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act amended Section 14A of the Exchange Act, to require us to provide our stockholders with an advisory vote on executive compensation as described in this proxy statement (commonly referred to as Say-on-Pay), as well as an advisory vote on the frequency of the Say-on-Pay vote.

The Board and the Compensation Committee believe that our compensation programs directly and substantially link rewards to measurable corporate performance.  The process for determining compensation packages requires that the Board and the Compensation Committee use judgment and experience to determine the optimal components and amounts of compensation for each executive.

We strongly encourage stockholders to review this proxy statement, and in particular the information contained in the “Executive Compensation” section, including the tabular and narrative disclosure, for a more detailed discussion of our compensation philosophy, objectives and programs.

The Say-on-Pay vote below gives you as a shareholder the opportunity to express your views regarding the compensation of our named executive officers by voting to approve or not approve such compensation as described in this proxy statement. This vote is advisory and will not be binding upon the Board or Compensation Committee. However, the Board and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. If Proposal 4, below, is approved in accordance with our recommendation, the next Say-on-Pay vote will occur in 2016.

 Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the following advisory resolution:

RESOLVED, that the stockholders approve the compensation of the Company’s named executive officers as described in the proxy statement in the “Executive Compensation ” section and the tabular and narrative disclosures therein required by Item 402 of SEC Regulation S-K.

Unless otherwise instructed, the proxy holders named in each proxy will vote the shares represented thereby FOR the advisory resolution as provided in this Proposal Three.

PROPOSAL 4:  ADVISORY VOTE ON THE FREQUENCY OF THE VOTE ON EXECUTIVE COMPENSATION

As discussed above in Proposal Three, recently enacted legislation requires us to provide a separate non-binding stockholder vote at least once every six years to determine whether our stockholders’ Say-on-Pay vote should occur every one, two or three years.  Stockholders may abstain from voting on this proposal.

We believe that every three years is the optimal frequency for the Say-on-Pay vote for several reasons.  As our compensation program is designed to incent performance over not just the short term but also the long term, stockholder input on executive compensation would be most useful if the effectiveness of our compensation program is evaluated and judged over a multi-year period.  Additionally, a three-year vote cycle will provide the Board and Compensation Committee with sufficient time to consider the results of the advisory vote and to implement any changes to our compensation practices.  A three-year cycle will also provide sufficient time for the implementation of any changes before stockholders must evaluate their effectiveness in conjunction with our related business results.

Recommendation of the Board of Directors

The Board of Directors recommends a vote to conduct an advisory vote on executive compensation every three years.  Unless otherwise instructed, the proxy holders named in each proxy will vote the shares represented thereby for a frequency of THREE YEARS as provided in this Proposal Four.

OTHER MATTERS

The Company knows of no other matters to be submitted at the Annual Meeting.  If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

STOCKHOLDER PROPOSALS

Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company’s Annual Meeting for the fiscal year ending December 31, 2013 must be received by the Company no later than February 14, 2014 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.  Additionally, if a stockholder wishes to present to the Company an item for consideration as an agenda item for a meeting without inclusion in the proxy statement, he, she or it must timely give notice to the Secretary and give a brief description of the business desired to be discussed.  To be timely for next year’s Annual Meeting, our bylaws require that such notice must have been delivered to or mailed to and received by the Company between 60 and 90 days prior to that Annual Meeting.  If we do not publicly announce our meeting date or give notice of our meeting date at least 70 days before next year’s Annual Meeting, stockholders may submit items for consideration as agenda items until 5:00 pm on the 15th day after the public disclosure or notice.

ANNUAL REPORT

A copy of the Company’s 2012 Annual Report to Stockholders is enclosed.  The Annual Report to Stockholders is not a part of the proxy soliciting material enclosed herewith.  The Proxy Statement and Form of Proxy, as well as the Company’s Annual Report on Form 10-K, are available on the Company’s website www.capstonethx.com.  Upon the written request of any stockholder entitled to vote at the Annual Meeting, the Company will furnish, without charge, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission.  Copies of exhibits to the Annual Report on Form 10-K are also available upon specific request and payment of 25 cents per page for reproduction plus $3.00 for postage and handling.  All requests should be directed to the Secretary of the Company at 1275 West Washington Street, Suite 101, Tempe, Arizona 85281.

HOUSEHOLDING

We have adopted the “householding” procedure approved by the Securities and Exchange Commission that allows the Company to deliver one Proxy Statement and Annual Report to a household of stockholders instead of delivering a set of documents to each stockholder in the household.  This procedure is more cost effective because it reduces the number of materials to be printed and mailed.  If they have elected, stockholders who share the same last name and address will receive one Proxy Statement and Annual Report per address unless the Company receives, or has previously received, contrary instructions.  Stockholders will continue to receive separate proxy cards/voting instruction forms to vote their shares.

If you would like to receive a separate copy of the Proxy Statement and Annual Report for this year, please write or call the Company at the following address or telephone number:  Capstone Therapeutics Corp. , Corporate Secretary, 1275 West Washington Street, Suite 101, Tempe, Arizona 85281; (800) 937-5520.  Upon receipt of your request, the Company will promptly deliver the requested materials to you.

If you and other Capstone stockholders of record with whom you share an address currently receive multiple sets of the Proxy Statement and Annual Report, and you would like to receive only a single copy of each in the future, or if you and other Capstone stockholders of record with whom you share an address currently receive a single copy of the Proxy Statement and Annual Report, and you would like to receive a separate copy of each in the future, please contact our distribution agent, Broadridge, by calling (800) 542-1061 or writing to Broadridge, Attention Householding Department, 51 Mercedes Way, Edgewood, NY 11717.  If you hold your shares in street name (that is, through a bank, brokerage account or other record holder), please contact your bank, broker or the other record holder to request information about householding.

May 3, 2013                                           THE BOARD OF DIRECTORS

CAPSTONE THERAPEUTICS CORP.

PROXY
2013 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John M. Holliman, III and Les M. Taeger, and each or either of them, as Proxies, with full power of substitution, to represent and to vote, as designated below, all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Capstone Therapeutics Corp. to be held on June 14, 2013, or any adjournment thereof, hereby revoking any proxy previously given.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL NOS. 1, 2, 3 AND 4 (THREE YEARS).

(Continued and to be marked, dated and signed on the reverse side.) CAPSTONE THERAPEUTICS CORP. P.O. BOX 11365 NEW YORK, N.Y. 10203-0365

1.    PROPOSAL TO ELECT ONE CLASS I DIRECTOR FOR TERM EXPIRING IN YEAR 2016

FOR the nominee listed below [    ]   WITHHOLD AUTHORITY to vote for the nominee listed below [    ]

Nominee:                      Fredric J. Feldman, Ph.D.

2.	RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	ADVISORY VOTE ON EXECUTIVE COMPENSATION

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

4.	ADVISORY VOTE ON FREQUENCY OF HOLDING FUTURE VOTES ON EXECUTIVE COMPENSATION.

ONE YEAR   [     ]      TWO YEARS   [    ]          THREE YEARS   [    ]         ABSTAIN   [    ]

5.    In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof as set forth in the Notice and Proxy Statement relating to this meeting, receipt of which is hereby acknowledged.

Change of Address and/or
Comments Mark Here   [  ]

Please sign exactly as name appears to the left. Where shares are held by more than one owner, all should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, partnership, limited liability entity, or any other entity, please sign in the name of the entity by the president or other authorized officer.

Dated: _________________________________, 2013

____________________________________________

Signature

Votes must be indicated in Black or Blue ink.

Please sign, date and return this proxy in the enclosed postage prepaid envelope.  The Proxy Statement and Form of Proxy, as well as the Company’s Annual Report on Form 10-K are available on the Company’s website www.capstonethx.com.